Strengthening our Foundation to Unlock Long-Term Growth Corporate Deck | May 7, 2026

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: failure to execute on growth strategies and opportunities; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; general economic conditions; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections or our failure to realize the intended benefits from our acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our acquisitions; risks related to failure to consummate our joint venture with EQT on the terms or timeline currently anticipated, or at all, due to the failure to satisfy closing conditions, obtain necessary approvals or consents, or other factors beyond our control; risks related to failure to achieve the anticipated benefits, synergies or returns from our joint venture with EQT, including as a result of unanticipated costs or liabilities, difficulties in integrating joint venture operations, or the failure of the joint venture to perform in accordance with our expectations; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected timeframes, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; risks related to defaults or non-renewals of significant customer contracts; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing on attractive terms or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets and products, including international markets; risks related to the partial ownership of properties, including our JV investments; our failure to maintain our status as a Real Estate Investment Trust ("REIT"); possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine and in the Middle East, and any related or resulting disruptions, including increased energy costs; rising inflationary pressures, increased interest rates and operating costs; labor and power costs; labor shortages; risks related to rising construction costs/ risk related to implementation of the new enterprise resource planning system; risks related to natural disasters; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; or the potential dilutive effect of our common stock offerings, including our ongoing at the market program. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward- looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities, statements about industry-wide headwinds and statements about the joint venture transaction with EQT. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available, in the future, except to the extent required by law. Non-GAAP Measures This presentation contains non-GAAP financial measures, including AFFO, Core EBITDA, Core EBITDA Margin, Pro Forma ("PF") Core EBITDA, NOI and margin, constant currency basis and maintenance capital expenditures. Definitions and reconciliations of these non-GAAP metrics to their most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter ended March 31, 2026 as filed with the SEC on May 7, 2026. Each of these non-GAAP measures included in this presentation has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of the Company's results calculated in accordance with GAAP. In addition, because not all companies use identical calculations, the Company's presentation of non-GAAP measures in this presentation may not be comparable to similarly titled measures disclosed by other companies, including other REITs. 2

Americold – A Compelling Growth Opportunity 3 3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and diverse asset network 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems

4 1. Global Leader in Cold Storage

Significant Scale & Expertise from 120+ Years of Experience Significant Scale Global Footprint Cubic Feet / Warehouse Count North America 1,154M / 179 South America 10M / 2 Europe 105M / 23 Asia Pacific 86M / 20 Note: Figures as of March 31, 2026. Figures may not sum due to rounding ~5.2M Pallet Positions 224 Warehouses ~2,900 Customers 12,000 Associates ~1.4B/53M Cubic Feet/Square Feet of Total Capacity Connectivity Conventional & Automated Presence at Every Major Node 5

6 A Global Leader in Temperature- Controlled Warehousing Cold Storage Industry Market Share 1,154M cubic feet 179 facilities 1,355M cubic feet1 224 facilities Note: Americold portfolio figures as of March 31, 2026. Figures may not sum due to rounding 1) Figures do not include Americold’s Middle Eastern investment in the RSA JV 2) The remaining 41% and 78% of the North American and global markets consist of ~3.0bn cubic feet and ~19.7bn cubic feet, respectively A Global Leader in Highly Fragmented Market North American Market Americold, 18% Rest of the Market², 41% Global Market Americold¹, 6% Rest of the Market², 78% 6

Americold is Essential to the Cold Chain There are four primary 3PL cold chain nodes and Americold has solutions in each one: Production Support (Production Advantaged) Distribution Support (Forward Distribution) Import | Export Support (Port) Store Distribution (Retail) Americold provides mission critical infrastructure from production to consumption Produce Distribute Consume 7

Deep Customer Relationships Drive Growth Opportunities Strategically-located network of facilities Comprehensive value-added services Top 25 Customers Best-in-class customer experience High standards of quality, reliability, and food safety Commitment to innovation through automation and strategic partnerships 8 ~39 years average tenure 13 customers are investment grade(2) 100% utilize committed contracts/leases ~50% of Warehouse revenues(1) 1) Based on LTM Warehouse revenues as of March 31, 2026 2) Represents long-term issuer rating as of April 2026 Compelling Value Proposition 100% use multiple facilities, average of 16 sites

Bryan Verbarendse President, Americas COLD: Joined 2023/Appointed 2025 ~33 years experience Nathan Harwell Chief Legal Officer and People Officer COLD: Joined & Appointed 2023 & 2026 ~27 years experience Experienced Management Team Committed to Increasing Shareholder Value Significant experience in real estate, third-party logistics, and grocery retail Robert Chambers Chief Executive Officer COLD: Joined 2013/Appointed 2025 ~21 years experience Chris Papa Chief Financial Officer COLD: Joined & Appointed 2026 ~23 years experience Richard Winnall President, International COLD: Joined 2019/Appointed 2024 ~24 years experience Michael Spires Chief Information Officer COLD: Joined & Appointed 2023 ~25 years experience Scott Henderson Chief Investment Officer COLD: Joined 2018/Appointed 2023 ~24 years experience 9

History of Significant Growth



AFFO (in millions)
31% AFFO Growth
$300M
$1.11
2022
$352M
$1.27
2023
$420M
$1.47
2024
$408M
$1.43
2025
$394M
$1.38
2026 TTM

2022

- Refocus on 4 key strategic priorities: labor, customer service, pricing, developments
- Re-commercialization initiative across the business
- Announced strategic partnership with DP World

2023

- Announced strategic partnership with CPKC
- Launched Project Orion
- Completed and launched 5 automation projects

2024

- Hiring and retention initiatives deliver $100M in incremental services NOI
- Project Orion improved labor productivity and efficiencies
- Grew same store service margins by 911 bps to 12.9%

2025

- Completed Houston acquisition to support retail growth
- Increased quarterly dividend by 5%
- Achieved target of 60% of rent & storage revenue from fixed commitment contracts
- Rob Chambers appointed CEO
- Introduced 5 key priorities to support future growth

2026 TTM

- Chris Papa appointed CFO
- Announced formation of the Americold EQT Joint Venture

Reconciliations of non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter ended March 31, 2026 as filed with the SEC on May 7, 2026 americold

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11 2. Unique Value Proposition

12 Unique Value Proposition Driven by Unparalleled Expertise and Scalable Infrastructure Strategic Partnerships providing unique growth opportunities exclusive to Americold Scalable Infrastructure Conventional & Automated capabilities at all nodes of the supply chain Advanced Operating System ensures best practices across entire warehouse network Leveraging Technology to drive efficiency and productivity gains

Ability to Leverage Strong Market Presence in North America Production Advantaged Forward Distribution Retail Distribution Port Facilities Americold Advantages • Continued growth in retail • Leverage expertise into foodservice, e-commerce, convenience, drug and dollar stores • Expand non-core products, such as pet food, pharmacy, floral • Growth with CPKC to enhance cold storage supply chain through rail • Potential presence in Mexico through strategic partnerships • ~90% owned network of high-quality, strategically located warehouses • Deep relationships with top customers spanning decades • Technological expertise and best-in-class operating system Growth Strategy 13

Scalable Platform in Europe and Middle East Production Advantaged Forward Distribution Retail Distribution Port Facilities Americold Advantages • Significant white space to grow presence in retail and QSR sectors • Expansion into foodservice, mass merchandising, convenience, e-commerce, drug stores, club stores, and dollar stores • Expand geographic presence including fast-growing Middle East region with lots of white space, partnerships give us strategic advantage • Presence at all nodes in the cold storage supply chain in Europe • Americold Operating System implemented throughout • Project Orion implementation underway to centralize/ streamline multiple processes Growth Strategy Europe 14 Dubai

Significant Growth Opportunities in Asia Pacific Production Advantaged Forward Distribution Retail Distribution Port Facilities Americold Advantages • Existing customers are growing and requesting additional development support • Expansion into adjacent channels, such as convenience, mass merchandise, e-commerce, drug stores, club stores, and dollar stores • Leverage partnership opportunities in Southeast Asia • Region is highly economically occupied • Specializes in fast turning and operationally intensive retail/QSR business • Decades long relationships • Americold Operating System and Project Orion implemented throughout • Recent wins with On The Run expands capabilities into convenience sector Growth Strategy 15

Americold’s Critical Infrastructure at Every Node % of total warehouse revenue for the last twelve months ended March 31, 2026 16 48% 14% 25% Forward Distribution • Multi-tenanted mixing facilities • Located near large population centers • Fewer fixed commitment agreements • Multiple customers served Retail Distribution Center • Single tenanted • Long-term fixed commitment agreements • High-turning and operationally intense • Largely insourced today Ports • Multiple tenants • Few fixed commitment agreements • High-turning • Leverage strategic partnerships Production Advantaged • Single tenanted • Long-term fixed commitment agreements • Requires deep customer relationships • Located in largely rural areas close to harvests 39.0% 26.0% 22.0% 13.0%

Operational Partners Core Operating Expertise Enhanced by Best-in-Class Partnerships 17 Kansas City, Missouri • First-of-its-kind rail-attached facility supporting the closed loop cold chain service between Mexico and US utilizing intermodal, bypassing customs, reducing transit time by approximately one day and reducing total cost. Completed in partnership with CPKC, opened Q2 2025. Port St. John, New Brunswick, Canada ◦ Import/Export Hub will store and handle temperature sensitive food moving through the port, providing a more efficient route for Canadian food imports & exports, expected to open Q2 2026 Port of Jebel Ali, Dubai • Import/Export Hub is the first to offer both bonded & non-bonded service and enables global food Producers to connect directly with regional Retailers and Distributors. Opened Q2 2025. Highlights Top Five Global Port Operator 2022 One of NA’s Largest Railroad Companies 2023 DP World Canadian Pacific Kansas City

Technology Differentiation: Improving Efficiency and Lowering Cost 18 Project Orion ERP Standardize processes, reduce manual work and improve analytics ▪ Warehouse management system (WMS) provides visibility to ensure orders delivered on-time and in-full (OTIF) ▪ Labor management system (LMS) optimizes workforce and delivers high service levels to customers ▪ Transportation Management System (TMS) ensuring comprehensive national delivery network visibility ▪ Warehouse Execution System (WES) facilitating industry-leading automation services 415+ Identified Gen AI Use Cases Leveraging embedded AI with tech partners

19 3. Growth Drivers & Well-Positioned Strategy

Americold Operating System and Warehouse Management Expertise Americold Operating System ensures best practices across entire network 20 Customer Focus Labor Optimization Focused Improvement Safety Talent Stewardship Food Safety Asset Protection Inventory Management Sustainability Excellence Refrigeration Excellence Advanced Integrated Systems Maintenance Excellence AOS distinguishes us from our competitors and is supported by our continuous improvement culture • • Delivering standardized procedures • Driving collaborative innovation • Improving service • Optimizing value

2026 Key Priorities Strong Organizational Alignment with a Focus on Execution • Strategic capital management to de-lever balance sheet and maintain investment grade profile • Creating value from our real estate through portfolio management of low profit facilities, NNN leasing of space to tenants, and/or non-strategic asset sales • Driving organic growth by leveraging COLD’s advantages in under-penetrated sectors, such as retail, QSR, convenience, e-commerce, pet food, floral, pharmacy, and more • Limit inorganic growth to lower-risk projects, such as customer-dedicated, partnership- driven, and international until leverage is reduced • Continued rightsizing of our cost structure - achieve $30M in cost savings from indirect labor and SG&A and $50M reduction in Project Orion and transformation expenses - while managing costs closely 21

2026 Key Priorities Execution To Date Expect to raise $1.1 billion through joint venture to pay off debt in the third quarter of 2026, subject to customary closing conditions and regulatory approvals Purchased a facility & triple net leased it to a new tenant for 15 years Closed new business with On the Run in Australia for tri-temperature warehouse services Closed several new deals in floral, pharmaceuticals, ecommerce and tobacco Announced development for McCain, a top 5 customer with a 35 year relationship and a 20 year commitment Completed initiative to recognize $30 million in indirect labor & SG&A savings 22 Completed renewal with KFC in Australia for 10 years, expanding our 30 year relationship Identified 9 sites to strategically exit in 2026, with two completed during Q1

Partners Joint Venture Accelerates Delevering with a Platform for Growth 23 • Americold will contribute 12 facilities with an aggregate value in excess of $1.3 billion • EQT will acquire a 70% interest with Americold retaining 30% ownership • Americold expects to receive approximately $1.1 billion in net cash proceeds for deleveraging • Americold will serve as day-to-day manager of the platform, providing operational oversight to ensure continuity of service and operational excellence for customers • Transaction reflects an attractive external valuation for mission-critical cold storage assets • Provides a robust platform to explore potential future growth opportunities Highlights

Leveraging Our Strategic Advantages Current Market Focus Weak Consumer Demand Tariffs High Interest Rates GLP-1 Adoption Outsized Food Inflation Recent Spec Builds SNAP Reductions Critical Infrastructure at Every Node Advanced Operating System Commitment to Best-in-Class Customer Service Long-Term Customer Relationships World-Class Partnerships Expand QSR to New Geographies Build in Attractive Int’l Markets Grow Retail Business Evaluate Adjacent/New Categories 24

Frozen Food Pharmaceuticals Fresh Food Retail QSR International Pet Food Floral Seafood Beverages Expanding the Aperture to Adjacent Growth Opportunities Dry Goods Cosmetics E-commerce Core Adjacent New Focused on Driving Occupancy to Maximize Real Estate and Shareholder Value 25

Global Opportunity to Grow Retail and QSR Presence COLD Best in Class Operator Trusted by Largest Retailers & QSR Brands in the World What is Retail/QSR? • Pallets of product from multiple manufactures arrive at our facility • Product is warehoused until a store needs replenishment • Individual cases are picked (automated or manually) based on store order • Cases are assembled into new multi- vendor, multi-SKU pallets • Pallets are staged for loading based on the delivery route • Pallets arrive and product placed into refrigerated/frozen coolers within the store Attractive Characteristics • 5 of our top-10 customers are retail/ QSR companies • Generated $520 million LTM revenue • Nearly twice the NOI/pallet compared to rest of the portfolio • Leading market share and challenging for competitors to enter complex value-added segment of market • Opportunity to expand into new geographies • Largely insourced by retailers today, with significant whitespace 26 Attractive Pipeline of Global Growth Opportunities

27 Cost Reduction Initiative Identified opportunities to streamline organization to optimize performance and reduce cost • Conducted current-state assessment evaluating operating model design and identified opportunities for efficiency ▪ Performed top-down and bottom-up analysis to define future-state operating model ▪ Developed organization structure, processes, and systems, synthesized findings and identified areas for improvement ▪ Developed cost-savings model and implemented findings to save $30 million dollars in indirect labor & SG&A by the end of Q1 2026 ▪ Recently launched a second phase initiative to identify additional cost savings and efficiencies across the business Conducted current-state assessment and developed operating model Developed top-down and bottom- up analysis to define the future- state operating model Implementation Execution 1 3 42 • Developed high-level current-state hypotheses ◦ Developed a cost baseline ◦ Validated with stakeholders ◦ Conducted deep-dives with functional owners • Performed top-down analysis based on benchmarking analysis and Americold’s business context ◦ Conducted workshops to review and validate process packages with key stakeholders • Estimated savings and costs associated with initiatives identified • Documented key activities, dependencies, risks, resources and outcomes for each initiative in tear sheets • Developed implementation plan • Completed $30 million of savings initiatives for SG&A and indirect labor • Identified further cash savings of $50 million in Transactions, strategic initiatives and other costs, net

28 4. Financial Performance

Strong Same-Store Warehouse Revenue and NOI Growth

Same-Store Warehouse Revenue



Same-Store Warehouse services
Same-Store Rent & storage
+57% growth
$1,464M
$849M
$615M
2021
$2,014M
$1,152M
$862M
2022
$2,258M
$1,233M
$1,025M
2023
$2,342M
$1,323M
$1,019M
2024
$2,305M
$1,312M
$993M
2025
$2,292M
$1,311M
$980M
2026 TTM

Same-Store Warehouse NOI

Contribution (NOI) Margin:



+64% growth
$478M
$74M
$404M
2021
$600M
$60M
$540M
2022
$709M
$44M
$665M
2023
$807M
$172M
$635M
2024
$793M
$167M
$626M
2025
$784M
$171M
$612M
2026 TTM

- Significant improvement in transitioning from on demand contracts to fixed storage committed contracts and leases since 2021
  - Fixed storage contracts for the total warehouse segment increased by **126%** since 2021 and now account for:
    - **59%** of total warehouse rent and storage revenues (from 39% in 2021)(1)
    - **8-year** weighted average stated term(2)
- Opportunity to further improve performance as we integrate acquisitions into Americold's standards
- Services Revenue includes port support, blast freezing, tempering, labeling, repacking, and order fulfillment and assembly

Note: Revenues represent LTM figures. Dollars in millions

1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of March 31, 2026

2) Represents weighted average term for contracts featuring fixed storage commitments and leases as of March 31, 2026

Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter and year ended March 31, 2026 as filed with the SEC on May 7, 2026

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Strong EBITDA Margins Supported by Ongoing Efficiency Initiatives 30 Core EBITDA ($M) and Margin (%) 17.5% • Effectively optimizing margins across all business areas • Creating a solid foundation with efforts over the past three years to build a productive, stabilized workforce supporting sustainable service margins • Strong variable cost control and focus on efficiencies • Significant investments in technology have streamlined processes, enhanced revenue capture, and accelerated labor management initiatives • Strategic partnerships fueling development pipeline for future profitable growth 17.5% 17.5% Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter and year ended March 31, 2026 as filed with the SEC on May 7, 2026 . 17.1% 28% growth . 17.1% 21.4% 23.8% $475M $500M $572M $634M $618M $607M 2021 2022 2023 2024 2025 2026 TTM 17.5% 21.4% 23.3% 17.1% 23.8% 23.7%

Well-Laddered Maturity Profile

Real Estate Debt Maturity (1)(2)

% of Debt Maturity



$361
$245*
$375*
$250*
$180
$270*
$400
$350
$462
$400
$405
$500
2026
2027
2028
2029
2030
2031
2032
2033
2034

*indicates intention to repay with proceeds from EQT joint venture

- **Investment grade ratings:** BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)
- Total liquidity of **$564M**(3) with **$524M** available in undrawn credit facility
- Total net debt of $4 billion at March 31, 2026 with **95% unsecured** and **81% fixed rate**
- **Well-laddered** maturity profile with a remaining weighted average term of 3.9 years
- Weighted average contractual interest rate of **4.12%** as of March 31, 2026
- **$10B+** in critical cold storage infrastructure that is difficult to replicate americold®

Note: Dollars in millions. Figures based on company filings as of March 31, 2026. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding
1) Revolver maturity date assumes the exercise of two six month extension options
2) Term Loan maturity date assumes the exercise of one 12-month extension option
3) Figure reflects cash, cash equivalents, restricted cash, and the capacity available under the Senior Unsecured Revolving Credit Facility less $19 million in letter of credit

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Disciplined Capital Allocation Strategy Focused on Driving Growth and Generating Shareholder Value Organic Reinvestment in the Business Returning Capital to Shareholders Opportunistic and Disciplined M&A • Maintain annualized dividend per share • Growth and expansion through acquisitions of desirable assets • Accretive to AFFO per share on Day 1 • Strategic maintenance capital deployment • Investing in accretive development projects with strategic partners • Capacity expansion and customer specific builds Maintain Healthy Balance Sheet 1 42 3 • Maintain Investment Grade rating • Access to sources of public and private capital • Potential asset sales and joint ventures 32 Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter and year ended March 31, 2026 as filed with the SEC on May 7, 2026

Commitment to Sustainability Initiatives Environmental Commitment to Energy Excellence and Efficiency • Recognized under the Global Cold Chain Alliance’s (GCCA) Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 203 facilities • 21% reduction in Scope 1 and 2 emissions from 2021, with an ultimate goal of 30% in 2030 • 30,822 MWh of renewable energy produced in 2025, with a goal of 150k MWh in 2030 • 2025 GRESB Regional Sector Leader for the Americas in the Industrial (Standing Investments) category Social Social Initiatives • Serve the public good by maintaining the integrity of food supply and reducing waste • Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox • $84K of financial assistance provided by the Americold Foundation to 33 associates in 2025 Governance Shareholder- friendly Corporate Governance • All members of the Board other than the CEO are independent • Code of Business Conduct and Ethics encourage the highest levels of integrity across the organization, training completed by 100% of associates Awards & Recognition Charitable Organizations 33

2026 Guidance Warehouse segment same store revenues (constant currency) $2.20B - $2.27B Warehouse segment same store NOI (constant currency) $735M - $785M Total Company NOI (constant currency) $780M - $845M Total selling, general and administrative expense (inclusive of approximately $218M - $228M of core SG&A, $23M - $24M of share-based compensation expense, and $8M-$10M of Project Orion deferred costs amortization) $250M - $260M Core EBITDA $570M - $620M Interest expense $170M - $180M Current income tax expense $6M - $8M Total maintenance capital expenditures $60M - $70M Adjusted FFO per share $1.20 - $1.30 Guidance does not reflect anticipated impact of the joint venture transaction. As issued on February 19, 2026. Reconciliations of Non-GAAP measures to the most comparable GAAP metrics are included within our quarterly financial supplement for the first quarter ended March 31, 2026 as filed with the SEC on May 7, 2026 34

Americold – A Compelling Growth Opportunity 35 3 Execution-focused and well positioned strategy centered on solutions, operational excellence, and experienced leadership 4 Multiple growth drivers with a capital allocation strategy supported by a blue-chip customer base, unique partnerships, and diverse asset network 1 Global leader in the attractive cold storage industry with an integrated network of high-quality, strategically located mission-critical warehouses 2 Unique value proposition with unparalleled expertise, partnerships with industry experts, scalable infrastructure, and leading technology and operating systems